EXHIBIT 10.12

PROFESSIONAL SERVICES AGREEMENT

This agreement dated June 7, 2006 by and between COLE BUSINESS DEVELOPMENT, LLC, a Nevada Limited Liability Company (“The Consultant”) and WENTWORTH ENERGY INC., an Oklahoma Corporation (“The Company”), is hereby executed according to the following terms:

WHEREAS, the Company is interested in making acquisitions of private companies that fit its business plan, that shall result in the expansion of its business.

WHEREAS, the Company requires additional monies in order to make said acquisitions.

WHEREAS, the Consultant shall provide consulting services to the Company in respect of the Company’s acquisition of Barnico Drilling, Inc. and the mineral interests known as the P.D.C. Ball mineral estate, and in its efforts to obtain said monies in order to make the aforementioned acquisitions, which shall be confined to introducing certain parties to the Company capable of lending the Company monies for the above stated purposes.

NOW, THEREFORE, In exchange for The Consultant providing the services stated above, The Company agrees to pay the Consultant the sum of $75,000 in cash, 250,000 shares of The Company’s restricted common stock (the “Shares”), 400,000 warrants to be exercisable at $5.00/share, and 350,000 warrants to be exercisable at $8.00/share (the “Warrants”), at the time The Company has a “closing” transaction with Promethean Capital Group, LLC (introduced through a contact of the Consultant), in which it will obtain the monies needed for the above stated purposes.

NOW, THEREFORE, “closing” shall be defined as the date when The Company signs a promissory note or other binding loan documents with Promethean Capital Group, LLC, and receives a wire or check in return.

NOW, THEREFORE, The Company shall issue certificates representing the Shares and Warrants, under this Agreement, to the Consultant and its Assignees withinthree business days following closing.  However, the Company agrees to wire the Consultant its cash earned under this Agreement immediately and simultaneously at closing.

NOW, THEREFORE, The Company agrees, that from exactly one year from its issuance, it will do everything reasonably within its power to allow the Consultant and its assignees to sell the then unrestricted Shares, which will include, but are not limited to, obtaining a legal opinion from The Company’s counsel.  The Company shall not delay its approval with respect to allowing the Consultant and its assignees (as listed below) to remove the restrictions on their shares, exactly one year from issuance, allowing their shares to be transferred freely.

           NOW, THEREFORE, If the Company at any time proposes to file a registration Statement with respect to any class of equity securities either for its own account, or for the account of its securities holders, other than in connection with the Registration Statement on Form S-4 or S-8 (or any successor or substantially similar form), then the Company shall in each case give written notice of such proposed filing to the Holder of Registrable Securities at least fifteen (15) days before the anticipated filing date of any such registration statement by the Company, and the Company shall use all efforts possible to include in such Registration Statement all such Registrable Securities then owned by the Consultant and the parties described herein.  This paragraph shall pertain to the registration of Warrants as well.  The parties acknowledge that the Company will not register the Shares pursuant to the registration statement the Company intends to file in respect of the financing with Promethean Capital Group, LLC, but will register the Warrants in the same Registration Statement with Promethean Capital Group, LLC

NOW, THEREFORE, the Consultant shall have its compensation under this Agreement  distributed and divided to the following persons and entities in the amounts and quantities, and sent to the following addresses here below:

Cole Business Development LLC

$75,000 Cash wired to:

Salin Bank & Trust
112 S. Washington Street
Kokomo, Indiana 46901
c/o Cole Business Development LLC.
ABA # 074014035
Acct.# 10055812

175,000 Shares
210,000 Warrants @$5.00/share
170,000 Warrants @$8.00/share

KM Ward Inc. (a Nevada Corporation)
133 F Avenue

Coronado, Ca. 92118

75,000 Shares
180,000 Warrants @$5.00/share
170,000 Warrants @$8.00/share

Marc Lederer (or an entity of its choosing if noticed to The Company by writing prior to closing)

31 Stevedore Lane

Levittown, NY 11756

10,000 Warrants @$5.00/share
10,000 Warrants @$8.00/share

NOW, THEREFORE, The Company agrees that in the event The Company shall pay a dividend in shares of its Common Stock, subdivide (split) its outstanding shares of Common Stock, combine (reverse split) its outstanding shares of Common Stock, issue by reclassification of its shares of Common Stock, any shares or other securities of The Company, or distribute as a stock dividend to holders of its Common Stock any securities of The Company or of another entity, The Company hereby agrees to grant to Consultant such number of shares and warrants as is required to maintain The Consultants then current percentage ownership of The Company’s Common Stock.

NOW, THEREFORE, the Company acknowledges that The Consultant is not acting or rendering services as a broker or dealer as it is defined by the SEC, NASD, or any other securities organization, government or otherwise, and is therefore not licensed in such capacities.  The Consultant is not providing services to effectuate a transaction in securities for the account of others.  The Consultant has not, nor will handle funds on behalf of the Parties.  In addition, the Consultant has not negotiated or structured the deal between The Company and Promethean Capital Group, LLC.  The Consultant’s flat fee has been earned, and shall be paid at the time specified in the above paragraphs.

NOW, THEREFORE, neither Party shall assign this contract or any of its rights or obligations without the prior written consent of the other Party, except as stated above in this Agreement.

NOW, THEREFORE, any and all notices under this Agreement may be sent by facsimile, electronic mail, physical delivery, or by United States Mail to the following addresses:

To the Company: 115 West 7th Street # 1415 Fort Worth, Texas 76102

With a copy to: Suite 306A, 15252 32nd Avenue, Surrey, British Columbia, V3S 0R7, Canada.

To the Consultant: Newport Center, 620 Newport Center Drive, Suite 1100 Newport Beach, California 92660.

NOW, THEREFORE, all obligations of the Company and the Consultant under this Agreement are subject to the completion of the Company’s acquisition of Barnico Drilling, Inc. and the mineral interests known as the P.D.C. Ball mineral estate and a closing transaction with Promethean Capital Group, LLC, in which it will obtain the monies needed for the above stated acquisitions.

NOW, THEREFORE, this Agreement shall be construed and governed by the laws of California, in the forum of California.

NOW, THEREFORE, no statements, agreements or representations, oral or written, which may have been made by any party to this Agreement, shall be of any force or effect, except to the extent stated in this Agreement. This Agreement, embodies and constitutes the entire understanding between the parties and supersedes all prior understandings and agreements, and representations, oral or written, all of which are merged herein.  No modifications may be made except in writing and signed by both parties after the execution date of this Agreement.

NOW THEREFORE, if any portion of this Agreement is deemed to be held unenforceable or invalid for any reason, it shall not affect the enforceability or validity of any other provision.

NOW, THEREFORE, any dispute arising out of or related to this Agreement shall be settled by arbitration in Orange County, CA, by the American Arbitration Association.

NOW, THEREFORE, the waiver or failure of any party to enforce at any time any of the provisions hereof shall not be construed to be a waiver of the right of such party thereafter to enforce any such provision.

NOW THEREFORE, a facsimile and/or electronic signature of this agreement shall be deemed an original, and an original agreement.

IN WITNESS WHEREOF, the Parties hereto affix their signatures below acknowledging the terms and conditions contained in this Agreement on the date first written above.

THE COMPANY

BY:   WENTWORTH ENERGY INC.

_____________________________

JOHN PUNZO, Chairman & CEO

THE CONSULTANT

BY: COLE BUSINESS DEVELOPMENT CAPITAL, LLC

______________________________________________

RONALD COLE JR., President